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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): September 5, 2007



                               COGNEX CORPORATION
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               (Exact name of registrant as specified in charter)


       Massachusetts                    0-17869                  04-2713778
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)


                                One Vision Drive
                        Natick, Massachusetts 01760-2059
          (Address, including zip code, of principal executive offices)


                                 (508) 650-3000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant

On September 5, 2007, Ernst & Young LLP ("Ernst & Young") was dismissed and, on September 7, 2007, Grant Thornton LLP ("Grant Thornton") was appointed as the independent registered public accounting firm for Cognex Corporation ("Cognex"). The decision to change auditors was unanimously approved by the Audit Committee of the Board of Directors.

The reports of Ernst & Young on the financial statements of Cognex for the years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During Cognex's fiscal years ended December 31, 2006 and 2005, and the subsequent interim period through September 5, 2007, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended December 31, 2006 and 2005, or the subsequent interim period through September 5, 2007.

During the fiscal years ended December 31, 2006 and 2005, and the subsequent interim period through September 5, 2007, Cognex did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Cognex's financial statements, and neither a written report was provided to Cognex nor oral advice provided that Grant Thornton concluded was an important factor considered by Cognex in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Cognex has provided a copy of the foregoing statements to Ernst & Young. Attached as Exhibit 16.1 is Ernst & Young's letter to the SEC, dated September 10, 2007, stating its agreement with these statements.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.       Description
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16.1              Letter from Ernst & Young regarding change in certifying
                  accountant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COGNEX CORPORATION

Dated: September 10, 2007                  By: /s/ Richard A. Morin
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                                           Richard A. Morin
                                           Senior Vice President of Finance,
                                           Chief Financial Officer and Treasurer